ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade	$ 6,186	$ 6,768
Notes receivable	1,248	1,138
Less - allowance for doubtful debt	(432)	(354)
Notes And Loans Receivable Net	7,002	7,552
Less - non-current accounts receivable	(374)	(544)
Total accounts receivable	$ 6,628	$ 7,008